Rule 497(e)

Legg Mason Partners Sector Series, Inc	File Nos. 33-7339

and 811-04757

Supplement dated November 20, 2006

to the Prospectus of Legg Mason Partners Health Sciences Fund

dated February 28, 2006

The following information replaces the applicable information in “Investments, risks and performance—Performance information” and “Investments, risks and performance—Example” in the fund’s Prospectus.

Performance information

As of November 20, 2006, the maximum initial sales charge on Class A shares of the fund increased from 5.00% to 5.75% for shares purchased on or after that date. The average annual returns for Class A shares in the table below have been calculated as if the increased sales charge had been in effect for the entire period.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					2/28/2000
Return before taxes	5.00%	(2.73)%	N/A	2.51%
Return after taxes on distributions(1)	5.00%	(2.78)%	N/A	2.28%
Return after taxes on distributions and sale of fund shares(1)	3.25%	(2.31)%	N/A	2.02%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

Example

The costs of investing in Class A shares of the fund will increase as a result of the increase in the maximum initial sales charge (as shown in the example below). This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission for this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$739	$1,083	$1,450	$2,478

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